Exhibit 10.2
EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT
Dated as of May 26, 2010
among
AIR LEASE CORPORATION, as Parent,
ALC WAREHOUSE BORROWER, LLC, as Borrower,
THE SUBSIDIARIES OF THE BORROWER
FROM TIME TO TIME PARTY HERETO,
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent,
and
CREDIT SUISSE AG, NEW YORK BRANCH, as Agent

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TABLE OF CONTENTS
(continued)

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Table of Contents
Page
SCHEDULES

Schedule I	Additional Grantor Information
Schedule II	Aircraft, Leases and Related Property
ANNEXES

Annex I	Form of AS Joinder and Security Agreement Supplement
Annex II	Form of Additional Collateral Certificate

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PLEDGE AND SECURITY AGREEMENT
     This PLEDGE AND SECURITY AGREEMENT, dated as of May 26, 2010 (this “Security Agreement”), is among AIR LEASE CORPORATION, a Delaware corporation (“Parent”), ALC WAREHOUSE BORROWER, LLC, a Delaware limited liability company (the “Borrower”), each AIRCRAFT SUBSIDIARY that becomes a party hereto through execution and delivery of an AS Joinder and Security Agreement Supplement (Parent, the Borrower and each such Aircraft Subsidiary, individually a “Grantor” and collectively the “Grantors”), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each Protected Party, and CREDIT SUISSE AG, NEW YORK BRANCH, as agent for the Lenders under the Warehouse Agreement (as defined below) (the “Agent”).
RECITALS:
     A. Pursuant to a Warehouse Loan Agreement, dated as of May 26, 2010 (the “Warehouse Agreement”), among the Borrower, the Lenders from time to time a party thereto, and the Agent, the Borrower may request Advances from the Designated Lenders.
     B. As a condition precedent to the making of the Loans under the Warehouse Agreement, each Grantor is required to execute and deliver this Security Agreement.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereto agrees for the benefit of each Protected Party, as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings:
     “Agent” is defined in the preamble.
     “Agent Incumbency Certificate” is defined in clause (b) of Section 5.1.
     “AS Collateral” is defined in clause (b) of Section 2.1.
     “AS Joinder and Security Agreement Supplement” means an AS Joinder and Security Agreement Supplement executed and delivered by an Aircraft Subsidiary, in form and substance substantially similar to Annex I.
     “Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. 101 et seq.), as in effect from time to time and any successor statute.
     “Borrower” is defined in the preamble.

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     “Borrower Collateral” is defined in clause (b) of Section 2.1.
     “Collateral” means, collectively, the Parent Collateral, the Borrower Collateral and the AS Collateral.
     “Collateral Agent” is defined in the preamble.
     “Control Agreement” means an authenticated record in form and substance satisfactory to the Collateral Agent (including the Depository Agreement) that provides for the Collateral Agent to have “control” (as such term is used in Articles 8 and 9 of the UCC) over certain Collateral.
     “Distributions” means all dividends paid on Capital Stock, liquidating dividends paid on Capital Stock, shares (or other designations) of Capital Stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Stock constituting Collateral.
     “Filing Statements” is defined in clause (b) of Section 3.7.
     “General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).
     “Grantor” and “Grantors” are defined in the preamble.
     “Insolvency Law” means the Bankruptcy Code or similar law in any applicable jurisdiction.
     “Insolvency or Liquidation Proceeding” means, with respect to any Person, (a) any voluntary or involuntary case or proceeding under any Insolvency Law with respect to such Person as a debtor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to such Person as a debtor or with respect to any substantial part of its assets, (c) any liquidation, dissolution, reorganization or winding up of such Person whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of such Person.
     “Intellectual Property Collateral” means, collectively, computer hardware and software collateral, copyrights, patents, trademarks and Trade Secrets Collateral.
     “Lender Liens” means Liens on Collateral in favor of the Collateral Agent on behalf of the Protected Parties created as collateral security for the Obligations.
     “Parent Collateral” is defined in clause (a) of Section 2.1.

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     “Proceeding” means any suit in equity, action at law, or other judicial or administrative proceeding.
     “Recovery” is defined in Section 6.3.
     “Related Property” means with respect to any Aircraft or any Lease, as applicable, (a) any and all options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, indemnifications, guarantees, licenses and permits in connection therewith, (b) any and all purchase and sale agreements and/or other evidence of transfer of such Aircraft or such Leases from any Seller or other Person to the Borrower or any Aircraft Subsidiary and any and all other general intangibles delivered in connection with such transfer and (c) any and all Supporting Obligations, income, proceeds, rent, deposits and reserves related thereto and all other amounts payable but not received in connection therewith by the applicable Transfer Date (including any right to income, rent and proceeds and all other such amounts due and owing but not yet received as of such Transfer Date (or which may become due and owing after such Transfer Date) whether or not relating to periods before or after such Transfer Date and all reserves, whether or not accrued to such Transfer Date).
     “Safe Keeping Documents” is defined in clause (d) of Section 5.1.
     “Security Agreement” is defined in the preamble.
     “Trade Secrets Collateral” means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of a Grantor (other than Parent) (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all Documents and things embodying, incorporating or referring in any way to such Trade Secret, and all Trade Secret licenses, including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.
     “Warehouse Agreement” is defined in recital “A”.
     SECTION 1.2. Warehouse Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Warehouse Agreement as in effect from time to time and the rules of interpretation set forth therein are hereby incorporated herein by this reference, provided that “hereby,” “herein,” “hereof,” “hereunder,” “this Agreement,” or other like words refer to this Security Agreement.
     SECTION 1.3. UCC Definitions. When used herein the capitalized terms Account, Certificated Securities, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Deposit Account, Document, Electronic Chattel Paper, Equipment, Fixtures, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Rights, Proceeds, Promissory Notes, Securities Account, Security Entitlement, Supporting Obligations and Uncertificated Securities have the meaning provided in Article 8 or Article 9, as applicable, of

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the UCC. When used herein the capitalized term Letters of Credit has the meaning provided in Section 5-102 of the UCC.
ARTICLE II
SECURITY INTEREST
     SECTION 2.1. Grant of Security Interest. (a) Parent hereby grants, assigns and pledges to the Collateral Agent, for its benefit and the ratable benefit of the Lenders and each other Protected Party, a continuing first priority security interest in all of Parent’s following property, whether now or hereafter existing, owned or acquired by Parent, and wherever located (collectively, the “Parent Collateral”):
     (i) the Borrower’s Capital Stock; and
     (ii) all Proceeds of the Collateral described in clause (i) above, provided that notwithstanding any other provision to the contrary, the Parent Collateral will not include any distribution to the Parent, unless such distribution is in breach of the Warehouse Agreement.
     (b) Each Grantor (other than Parent) hereby grants, assigns and pledges to the Collateral Agent, for its benefit and the ratable benefit of the Lenders and each other Protected Party, a continuing first priority security interest in all of such Grantor’s following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located (in respect of the Borrower, the “Borrower Collateral” and, in respect of any Aircraft Subsidiary, the “AS Collateral”):
     (i) Accounts;
     (ii) Chattel Paper;
     (iii) Commercial Tort Claims listed on Item I of Schedule I (as such schedule may be amended or supplemented from time to time);
     (iv) Deposit Accounts;
     (v) Documents;
     (vi) General Intangibles and any Derivatives Agreement;
     (vii) Goods (including but not limited to all Equipment, Fixtures and Inventory) together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;
     (viii) Instruments;
     (ix) Investment Property (including, but not limited to Certificated Securities, Uncertificated Securities and the Capital Stock of any Aircraft Subsidiary);

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     (x) Letter-of-Credit Rights and Letters of Credit;
     (xi) Supporting Obligations;
     (xii) Aircraft (including but not limited to Aircraft described in Schedule II and/or any Additional Collateral Certificate that may be executed from time to time), Leases (including but not limited to Leases described on Schedule II and/or any Additional Collateral Certificate that may be executed from time to time), Related Property, Title Warranty Agreements and Depository Accounts;
     (xiii) money (as such term is defined in Article 1 of the UCC) of every jurisdiction whatsoever;
     (xiv) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this clause (b);
     (xv) its interest in each of the Loan Documents;
     (xvi) all Proceeds of the Collateral described in clause (i) through (xv) above and, to the extent not otherwise included, (A) all payments under insurance (whether or not the Collateral Agent is the loss payee thereof) and (B) all tort claims; and
     (xvii) all other property and rights of every kind and description and interests therein, including all property and rights listed in or otherwise described in any AS Joinder and Security Agreement Supplement.
     Notwithstanding the foregoing, the terms “Borrower Collateral” or “AS Collateral” shall not include (1) such Grantor’s real property interests (including fee real estate, leasehold interests and fixtures); (2) any Excepted Payments; (3) any Collateral that was released from the Lien of the Security Documents pursuant to the Warehouse Agreement, including Section 11.23 thereto; (4) any amounts distributed to or at the direction of the Borrower pursuant to clause eleventh of Section 3.03(a) of the Warehouse Agreement, clause eleventh of Section 3.03(b) of the Warehouse Agreement or clause tenth of Section 3.03(c) of the Warehouse Agreement; or (5) any asset, the granting of a security interest which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset.
     SECTION 2.2. Security for Obligations. This Security Agreement and the Collateral in which the Collateral Agent is granted a security interest hereunder by the Grantors for its benefit and for the benefit of the Protected Parties secure the payment and performance of all of the Obligations.
     SECTION 2.3. Grantors Remain Liable. Anything herein to the contrary notwithstanding:

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     (a) the Grantors will remain liable under any contracts and agreements included in the related Collateral to the extent set forth therein;
     (b) the exercise by the Collateral Agent of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the related Collateral; and
     (c) no Protected Party will have any obligation or liability under any contracts or agreements included in the related Collateral by reason of this Security Agreement, nor will any Protected Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to present or file any claim or take any action to collect or enforce any claim for payment assigned hereunder.
     SECTION 2.4. Assignment Rights. Each Grantor acknowledges that, subject to Section 11.23 of the Warehouse Agreement, the assignments for security herein, in each AS Joinder and Security Agreement Supplement, in each Lease Assignment, in each Mortgage and in each other Security Document are irrevocable and agrees that it will not permit the Servicer or any Aircraft Subsidiary, until any such Collateral is released in accordance with this Security Agreement and the Warehouse Agreement, to take any action as “lessor” under any Lease or otherwise which is inconsistent with this Agreement or any other Loan Document, make any other assignment, designation or direction inconsistent herewith or therewith and that any assignment, designation or direction inconsistent herewith or therewith shall be void.
     SECTION 2.5. Security Interest Absolute, Etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. Except as provided herein, all rights of the Protected Parties and the security interests granted to the Collateral Agent (for its benefit and the ratable benefit of each other Protected Party) hereunder, and all obligations of the Grantors hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:
     (a) any lack of validity, legality or enforceability of any Loan Document or any Lease Document;
     (b) the failure of any Protected Party (i) to assert any claim or demand or to enforce any right or remedy against any Grantor or the Servicer or any other Person under the provisions of any Loan Document or any Lease Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligation;
     (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of any Obligation, or any other extension, compromise or renewal of any Obligation;
     (d) any reduction, limitation, impairment or termination of any Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the

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invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligation or otherwise;
     (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;
     (f) any addition, exchange or release of any Collateral, or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Protected Party securing any Obligation; or
     (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Grantor or the Servicer, any surety or any guarantor.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     In order to induce the Protected Parties to enter into the Loan Documents and make Loans thereunder, to induce the Lenders to enter into any Derivatives Agreements, each Grantor (in the case of the Parent and each Aircraft Subsidiary, as to itself only and in the case of the Borrower, as to itself and the Aircraft Subsidiaries only) represents and warrants on the Closing Date and each Transfer Date (except as otherwise specified in an AS Joinder and Security Agreement Supplement in form and substance acceptable to the Agent) to each of the Collateral Agent and each Protected Party as set forth below.
     SECTION 3.1. As to Capital Stock of the Aircraft Subsidiaries and Investment Property.
     (a) With respect to any Aircraft Subsidiary that is
     (i) a corporation, business trust, joint stock company or similar Person, all Capital Stock issued by such Person is duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate; and
     (ii) a partnership or limited liability company, no Capital Stock issued by such Person (A) is dealt in or traded on securities exchanges or in securities markets, (B) expressly provides that such Capital Stock is a security governed by Article 8 of the UCC (nor does any Organic Document of such Person so provide) or (C) is held in a Securities Account, except for Capital Stock (x) for which the Collateral Agent is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with each applicable Grantor and the Collateral Agent to comply with any instructions of the Collateral Agent without the consent of such Grantor.
     (b) Each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor on the Closing Date and on each Transfer Date to the Collateral Agent, together with duly executed undated blank stock powers, or other equivalent instruments of transfer requested by and acceptable to the Collateral Agent.

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     (c) With respect to Uncertificated Securities constituting Collateral owned by any Grantor, such Grantor has caused the issuer thereof either to (i) register the Collateral Agent as the registered owner of such security or (ii) agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor.
     (d) The Parent is pledging 100% of the issued and outstanding Capital Stock of the Borrower to the Collateral Agent hereunder. The percentage of the issued and outstanding Capital Stock of each Aircraft Subsidiary pledged by each Grantor hereunder is as set forth in the applicable AS Joinder and Security Agreement Supplement.
     SECTION 3.2. Grantor Name, Location, Etc.
     (a) The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A of Schedule I, in the case of the Parent and the Borrower, and in the applicable AS Joinder and Security Agreement Supplement, in the case of each Aircraft Subsidiary.
     (b) Each location where a secured party would have filed a UCC financing statement (or continued a previously filed UCC financing statement) in the five years prior to the date hereof to perfect a security interest in Equipment, Inventory and General Intangibles owned by such Grantor is set forth in Item B of Schedule I, in the case of the Parent and the Borrower, and in the applicable AS Joinder and Security Agreement Supplement, in the case of each Aircraft Subsidiary.
     (c) The Grantors do not have any trade names other than those set forth in Item C of Schedule I, in the case of the Parent and the Borrower, and in the applicable AS Joinder and Security Agreement Supplement, in the case of each Aircraft Subsidiary.
     (d) During the four months preceding the date it becomes a party to this Agreement, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization (except for initial incorporation or organization), except as set forth in Item D of Schedule I, in the case of the Parent and the Borrower, and in the applicable AS Joinder and Security Agreement Supplement, in the case of each Aircraft Subsidiary.
     (e) With respect to each Grantor organized in the United States, its federal taxpayer identification number is (and, during the four months preceding the date it becomes a party to this Agreement, such Grantor has not had a federal taxpayer identification number different from that) set forth in Item E of Schedule I, in the case of the Parent and the Borrower, and in the applicable AS Joinder and Security Agreement Supplement, in the case of each Aircraft Subsidiary.
     (f) No Grantor other than the Parent is a party to any federal, state or local government contract except as set forth in Item F of Schedule I, in the case of the

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Borrower, and in the applicable AS Joinder and Security Agreement Supplement, in the case of each Aircraft Subsidiary.
     (g) No Grantor other than the Parent maintains any Deposit Accounts, Securities Accounts or Commodity Accounts (other than accounts established pursuant to the Depository Agreement) with any Person, in each case, except as set forth on Item G of Schedule I, in the case of the Borrower, and in the applicable AS Joinder and Security Agreement Supplement, in the case of each Aircraft Subsidiary.
     (h) No Grantor other than the Parent is the beneficiary of any letters of credit, except as set forth on Item H of Schedule I, in the case of the Borrower, and in the applicable AS Joinder and Security Agreement Supplement, in the case of each Aircraft Subsidiary, and such other letters of credit which comply with Section 4.4.
     (i) The name set forth on the signature page attached hereto or the applicable AS Joinder and Security Agreement Supplement is the true and correct legal name (as defined in the UCC) of each Grantor.
     (j) Each Grantor other than the Parent has obtained a legal, valid and enforceable consent of each issuer of any letter of credit addressed to it to the assignment of the Proceeds of such letter of credit to the Collateral Agent and no Grantor has consented to, and is otherwise unaware of, any Person (other than the Collateral Agent pursuant hereto) having control (within the meaning of Section 9-104 of the UCC) over, or any other interest in any of such Grantor’s rights in respect thereof.
     SECTION 3.3. Aircraft, Leases and Related Property. The Aircraft and Leases owned by the applicable Grantor other than the Parent are as set forth on Schedule II, in the case of the Borrower, and in the applicable Additional Collateral Certificate, in the case of each Aircraft Subsidiary.
     SECTION 3.4. Ownership, No Liens, Etc. Each Grantor owns its Collateral free and clear of any Lien, except for Permitted Liens. No effective UCC financing statement or other filing similar in effect covering all or any part of such Collateral authorized by any ALC Party is on file in any recording office, except those filed in favor of the Collateral Agent relating to this Security Agreement, Permitted Liens or Liens that are subordinated to the Liens of this Security Agreement or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Collateral Agent. There exist no Liens (other than Permitted Liens) on any of the Collateral that are prior to the Liens created by this Security Agreement.
     SECTION 3.5. Sole Entitlement Holder. Each Grantor other than the Parent is the sole entitlement holder of its Securities Accounts and no other Person (other than the Collateral Agent pursuant to this Security Agreement or the Depository Agreement) has control or possession of, or any other interest in, any of its (other than the Parent’s) Securities Accounts or any other securities or property credited thereto.
     SECTION 3.6. Negotiable Documents, Instruments and Chattel Paper. Subject to Section 5.02(k) of the Warehouse Agreement, each Grantor other than the Parent has delivered to

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the Collateral Agent possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper other than letters of credit or bank guarantees that constitute Collateral and are owned and held by such Grantor on the date such Grantor becomes a party to this Agreement, or, with respect to such property or rights that become Collateral on a later date, promptly after such later date.
     SECTION 3.7. Validity, Etc.
     (a) This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations.
     (b) Each Grantor has filed or caused to be filed all UCC-1 financing statements in the filing office in the “location” (as such term is defined in Section 9-307 of the UCC) of such Grantor as listed in Item A of Schedule I, in the case of the Parent and the Borrower, and in the applicable AS Joinder and Security Agreement Supplement, in the case of each Aircraft Subsidiary necessary to perfect the Collateral Agent’s security interest with respect to any Collateral for which a security interest can be perfected by filing a UCC-1 financing statement under the UCC (collectively, the “Filing Statements”) (or has authenticated and delivered to the Collateral Agent the Filing Statements suitable for filing in such offices), has registered with the International Registry an International Interest related to the Aircraft with respect to the Lien of the Security Agreement, and has taken all other
     (i) actions necessary for the Collateral Agent to obtain control of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC to the extent applicable; and
     (ii) actions necessary to perfect the Collateral Agent’s security interest with respect to any Collateral evidenced by a certificate of ownership; provided that no representation or warranty is being given in this clause (b)(ii) as to the perfection of any security interest in any Aircraft or any Engines, other than with respect to such security interests as may be deemed to be perfected (A) under the UCC by the filing of a financing statement or (B) under the Cape Town Convention by the registration of an International Interest with the International Registry.
     (c) The security interests created under this Security Agreement constitute a perfected security interest in the Collateral in favor of the Collateral Agent, prior to all other than Permitted Liens; provided that no representation or warranty is being given in this clause (c) as to the perfection of any security interest in any Aircraft or any Engines, other than as set forth above in clause (b)(ii) of this Section 3.7.
     SECTION 3.8. Authorization, Approval, Etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Entity or any other third party is required
     (a) for the grant by the Grantors of the security interests granted hereby or for the execution, delivery and performance of this Security Agreement, each Additional

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Collateral Certificate, each AS Joinder and Security Agreement Supplement, each Mortgage and each other Security Document by the Grantors;
     (b) for the perfection or maintenance of the security interests hereunder including the first priority nature of such security interest (subject to Permitted Liens) or the exercise by the Collateral Agent of its rights and remedies hereunder, except for (i) the filing of the Filing Statements, (ii) with respect to Intellectual Property Collateral, the recordation of any agreements with the U.S. Patent and Trademark Office or the U.S. Copyright Office, or (iii) with respect to the Aircraft and Engines, the filing of a “mortgage” or similar instrument against (or otherwise registering a notice of Lien with an Aviation Authority or the International Registry) such Aircraft and Engines or compliance with applicable security interest requirements of the laws of jurisdictions other than the United States; or
     (c) for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement, or the remedies in respect of the Collateral pursuant to this Security Agreement, except with respect to any securities issued by the Borrower or an Aircraft Subsidiary, (i) as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, and (ii) any “change of control” or similar filings required by state licensing agencies.
     SECTION 3.9. Best Interests. It is in the best interests of each Aircraft Subsidiary to execute this Security Agreement inasmuch as such Grantor will, as a result of being a Subsidiary of the Borrower, derive substantial direct and indirect benefits from the Loans and other extensions of credit made from time to time to the Borrower by the Lenders pursuant to the Warehouse Agreement, and each Aircraft Subsidiary agrees that the Protected Parties are relying on this representation in agreeing to make such Loans and other extensions of credit pursuant to the Warehouse Agreement to the Borrower.
ARTICLE IV
COVENANTS
     Each Grantor covenants and agrees that, subject to Section 19 of the AS Joinder and Security Agreement Supplement, until the occurrence of the Termination Date such Grantor (in the case of the Parent and each Aircraft Subsidiary, as to itself only and in the case of the Borrower, as to itself and the Aircraft Subsidiaries only) will perform, comply with and be bound by the following obligations to the extent set forth below.
     SECTION 4.1. As to Investment Property, Etc.
     SECTION 4.1.1. Capital Stock of Aircraft Owning Subsidiaries. Unless otherwise agreed by the Agent acting at the direction of the Majority Lenders, the Borrower will not allow any Aircraft Subsidiary:
     (a) that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities, other than Aircraft Lending Subsidiaries that are

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organized under the laws of Luxembourg or as otherwise agreed by the Agent in its sole discretion;
     (b) that is a partnership or limited liability company, to (i) issue Capital Stock that is to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Stock is a security governed by Article 8 of the UCC, or (iii) place such Aircraft Subsidiary’s Capital Stock in a Securities Account; and
     (c) to issue Capital Stock in addition to or in substitution for the Capital Stock pledged hereunder, except to the Borrower (and such Capital Stock is immediately pledged and delivered to the Collateral Agent pursuant to the terms of this Security Agreement).
     SECTION 4.1.2. Investment Property (other than Certificated Securities); Deposit Accounts.
     (a) With respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor other than the Parent, such Grantor will cause the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Collateral Agent’s instructions with respect to such Investment Property without further consent by such Grantor.
     (b) With respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by any Grantor other than the Parent, such Grantor will cause the issuer of such securities to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Collateral Agent’s instructions with respect to such Uncertificated Securities without further consent by such Grantor.
     SECTION 4.1.3. Certificated Securities (Stock Powers). Each Grantor agrees that all Certificated Securities that constitute Collateral that it has pledged hereunder, including the Capital Stock delivered by such Grantor pursuant to this Security Agreement, will be immediately pledged and delivered to the Collateral Agent pursuant to this Security Agreement and accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Collateral Agent.
     SECTION 4.1.4. Continuous Pledge. Each Grantor will (subject to the terms of the Warehouse Agreement) deliver to the Collateral Agent and at all times keep pledged to the Collateral Agent pursuant hereto, on a first-priority (subject to Permitted Liens), perfected basis all Investment Property, all Distributions with respect thereto, all Payment Intangibles to the extent they are evidenced by a Document, Instrument, Promissory Note or Chattel Paper, and all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from

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time to time received by or distributable to such Grantor in respect of any of the foregoing, but only to the extent the foregoing constitutes Collateral. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Collateral Agent possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that constitute Collateral and that it acquires following the Closing Date.
     SECTION 4.1.5. Voting Rights; Dividends, Etc. Each Grantor agrees:
     (a) (i) except as otherwise permitted under Section 11.23(a) of the Warehouse Agreement, not to exercise any voting or consensual rights with respect to the commencement of any voluntary Insolvency Proceeding with respect to any Aircraft Subsidiary or its Indebtedness under any Insolvency Law now or hereafter in effect or consent to the entry of an order for relief in an involuntary Insolvency or Liquidation Proceeding or seeking the appointment of a trustee, receiver, liquidator, sequestrator, assignee, custodian or other similar official for any Aircraft Subsidiary or any part of its property without obtaining the prior written consent of the Collateral Agent who shall solely act at the direction of and after consultation with the Agent, (ii) that such Grantor shall not amend or approve any amendment to or modification, alteration or repeal of the Organic Document or other similar agreement of any Aircraft Owing Subsidiary without obtaining the prior written consent of the Agent which consent shall not be unreasonably withheld; and (iii) that such Grantor shall not increase the number of directors, members or beneficiaries or modify in any way the composition of the board of directors, members, beneficiaries or trustees of the Borrower or any Aircraft Subsidiary, as the same exists as of the date the Borrower or such Aircraft Subsidiary becomes a party hereto without obtaining the prior written consent of the Agent which consent shall not be unreasonably withheld;
     (b) with respect to Collateral that a Grantor has pledged hereunder (in the case of the Parent and each Aircraft Subsidiary, as to itself only and in the case of the Borrower, as to itself and the Aircraft Subsidiaries only), subject to the provisions of the Warehouse Agreement and the Depository Agreement, promptly upon receipt of notice of the occurrence and continuance of a Facility Event of Default from the Collateral Agent and without any request therefor by the Collateral Agent, so long as such Facility Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all Dividends and Distributions distributed during the occurrence and continuance of such Facility Event of Default with respect to Investment Property constituting such Collateral, all interest, principal, other cash payments on Payment Intangibles constituting such Collateral, and all Proceeds of such Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Collateral Agent as additional Collateral; and
     (c) with respect to Collateral consisting of general partner interests or limited liability company interests, during the continuance of a Facility Event of Default and upon receipt of written notice from the Collateral Agent of the Collateral Agent’s intention to exercise its voting power under this clause, promptly to modify the Organic Documents of such partnership or limited liability company to admit the Collateral Agent as a general partner or member,

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     (i) that the Collateral Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Collateral Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and
     (ii) to deliver promptly to the Collateral Agent such additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power.
Subject to the provisions of the Warehouse Agreement and the Depository Agreement, all dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by such Grantor separate and apart from its other property in trust for the Collateral Agent.
     SECTION 4.2. Change of Name, Etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number or legal form or “location” for purposes of the UCC, except upon 30 days’ prior written notice to the Collateral Agent.
     SECTION 4.3. As to Accounts.
     (a) Each Grantor shall instruct all Persons obligated on any Account or Payment Intangible constituting Collateral to make a payment thereon to the Concentration Accounts as provided in the Depository Agreement.
     (b) Subject to the provisions of the Warehouse Agreement and the Depository Agreement, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Depositary for deposit in the Depository Accounts, and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Collateral Agent until delivery thereof is made to the Depository Accounts.
     (c) Subject to the provisions of the Warehouse Agreement and the Depository Agreement, the Collateral Agent shall have the right to apply any amount in the Depository Accounts to the payment of any Obligations which are due and payable, in accordance with Section 3.03 of the Warehouse Agreement.
     (d) With respect to each of the Depository Accounts, it is hereby confirmed and agreed that (i) deposits in such Depository Accounts are subject to a security interest as contemplated hereby, (ii) such Depository Accounts shall be under the control of the Collateral Agent and (iii) subject to the provisions of the Warehouse Agreement and the Depository Agreement, the Collateral Agent shall have the sole right of withdrawal over such Depository Account.

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     SECTION 4.4. As to Letter-of-Credit Rights.
     (a) Each Grantor other than the Parent, by granting a security interest in its Letter-of-Credit Rights to the Collateral Agent, intends to (and hereby does) collaterally assign to the Collateral Agent its rights (including its contingent rights) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee. Such Grantor will promptly use its commercially reasonable efforts to cause the issuer of each letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the Proceeds thereof in a consent agreement in form and substance satisfactory to the Collateral Agent and deliver written evidence of such consent to the Collateral Agent.
     (b) Upon the occurrence and during the continuance of a Facility Event of Default, such Grantor will, promptly upon request by the Collateral Agent, (i) notify (and such Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent and (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit.
     SECTION 4.5. As to Commercial Tort Claims. Each Grantor other than the Parent covenants and agrees that, until the occurrence of the Termination Date, with respect to any Commercial Tort Claim hereafter arising, it shall deliver to the Collateral Agent a completed supplement to this Agreement, in form and substance satisfactory to the Collateral Agent, together with all supplements to schedules thereto identifying such new Commercial Tort Claims.
     SECTION 4.6. Electronic Chattel Paper and Transferable Records. If any Grantor other than the Parent at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $1,000,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may request to vest in the Collateral Agent control under Section 9-105 of the UCC (if applicable) of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act (if applicable) or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so (and if) in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for such Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless a Facility Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

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     SECTION 4.7. Further Assurances, Etc. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary (other than with respect to taking action to “mortgage” Aircraft and Engines in any manner in addition to the Security Documents (unless such action is necessary or, in the opinion of the Agent, desirable, for the registration of an International Interest under the Cape Town Convention) or that the Collateral Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will
     (a) from time to time upon the request of the Collateral Agent, promptly deliver to the Collateral Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Collateral Agent, with respect to such Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent, after the occurrence and during the continuance of any Facility Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Collateral Agent; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Collateral Agent hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent;
     (b) register and/or file (and hereby authorize the Collateral Agent to register and/or file, which authorization shall not be construed as an obligation of the Collateral Agent) such International Interests (including any “mortgages” or similar instruments with respect to the Aircraft and Engines which may be necessary or, in the opinion of the Agent, desirable, for the registration thereof), Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof) as may be necessary or that the Collateral Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Collateral Agent hereby under the laws of any applicable jurisdiction or under the Cape Town Convention;
     (c) deliver to the Collateral Agent and at all times keep pledged to the Collateral Agent pursuant hereto, on a first-priority, perfected basis, at the request of the Collateral Agent, all Investment Property constituting Collateral, all Dividends and Distributions with respect thereto, and all interest and principal with respect to Promissory Notes, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;
     (d) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral;

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     (e) not create any tangible Chattel Paper constituting Collateral without placing a legend on such tangible Chattel Paper similar to the Chattel Paper Legend or as otherwise acceptable to the Collateral Agent indicating that the Collateral Agent has a security interest in such Chattel Paper;
     (f) furnish to the Collateral Agent, from time to time at the Collateral Agent’s reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail; and
     (g) do all things reasonably requested by the Collateral Agent in accordance with this Security Agreement in order to enable the Collateral Agent to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Electronic Chattel Paper and, subject to the Grantors’ limited obligations under Section 4.4(a), Letter-of-Credit-Rights.
With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by law. Each Grantor other than the Parent hereby authorizes the Collateral Agent to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement. Nothing in the foregoing clauses (a) through (g) shall obligate any Grantor to file or record any mortgages or other Liens over any Aircraft or Engine (other than as set forth in clause (b) above).
     SECTION 4.8. Deposit Accounts and Securities Accounts. Each Grantor other than the Parent will maintain all of its Deposit Accounts and Securities Accounts only with the Depositary pursuant to the Depository Agreement or with a depository institution that has entered into a Control Agreement in favor of the Collateral Agent.
     SECTION 4.9. Security Agreement Supplement; AS Joinder and Security Agreement Supplement. The Borrower will, and will cause each Subsidiary to, execute any documents, Filing Statements, supplements, agreements and instruments, and take all further action that is necessary to make the information contained herein (including the Schedules hereto) true and correct in all material respects, that may be required under Applicable Law, or that the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents in order to grant, preserve, protect and perfect the validity and first priority (subject to Permitted Liens) of the Liens created or intended to be created by the Loan Documents (except the perfection of any security interest in any Aircraft or any Engines under any Applicable Law other than to the extent permitted (a) by the filing of financing statements under Article 9 of the UCC or (b) under the Cape Town Convention by the registration of an International Interest with the International Registry). Each Grantor other than the Parent will (x) deliver a duly executed Additional Collateral Certificate with respect to each Aircraft of which it becomes the owner and each Lease related thereto and (y) cause any Subsidiary thereof

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subsequently acquired or organized, to deliver a duly executed AS Joinder and Security Agreement Supplement and a duly executed Additional Collateral Certificate with respect to each Aircraft of which it is the owner and each Lease related thereto. In addition, upon any change or addition to any of the information contained in the Schedules hereto and to the AS Joinder and Security Agreement Supplements and Additional Collateral Certificate resulting from any transaction not prohibited by the Loan Documents, the applicable Grantor other than the Parent will deliver to the Collateral Agent a certified supplement to such Schedules, AS Joinder and Security Agreement Supplement or Additional Collateral Certificate reflecting such changes and this Security Agreement shall be so supplemented and modified to reflect such changes and additions.
ARTICLE V
THE COLLATERAL AGENT
     SECTION 5.1. Appointment of Collateral Agent.
     (a) (i) The Agent hereby appoints Deutsche Bank Trust Company Americas as Collateral Agent hereunder, and the Agent hereby authorizes the Collateral Agent to act as its agent in accordance with the terms of this Security Agreement and the other Loan Documents to hold, administer and enforce its interests in the Collateral in accordance with the terms of this Security Agreement.
     (ii) The Collateral Agent agrees to act upon the express conditions contained in this Security Agreement.
     (iii) The Collateral Agent agrees to comply with its obligations under this Agreement and agrees that (A) any action to be taken not otherwise required under this Security Agreement or any other Loan Document or consent to be given under this Security Agreement or any other Loan Document by the Collateral Agent shall only be taken or given, as the case may be, upon direction of the Agent (B) any action to be taken not otherwise required under any Loan Document (other than the Security Agreement or the Depository Agreement) or consent to be given under any such Loan Document by the Collateral Agent shall only be taken or given, as the case may be, upon the direction of the Agent, (C) any notice received by the Collateral Agent under this Security Agreement or any other Loan Document from any party other than the Agent shall be promptly delivered to the Agent by the Collateral Agent, and (D) upon the written instructions at any time and from time to time of the Agent, the Collateral Agent shall take any action that it is otherwise permitted to take under this Security Agreement and the other Loan Documents.
     (iv) The Collateral Agent, upon receipt of documents or instruments furnished to the Collateral Agent pursuant to the provisions of this Security Agreement or the other Loan Documents shall be under a duty to examine the same to determine whether or not such instruments or documents conform to the requirements of this Agreement or the other Loan Documents, as the case may be.

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     (v) Whenever any provision of this Security Agreement or any of the other Loan Documents provides that a matter (w) must be “satisfactory” or “reasonably satisfactory” to the Collateral Agent, (x) shall be “as the Collateral Agent shall determine”, (y) subject to the Collateral Agent’s consent or approval, or (z) or otherwise subject to the Collateral Agent’s discretion, however expressed, then the Collateral Agent shall act at the direction of the Agent, in taking action based in decisions using such discretion.
     (vi) The provisions of this Section 5.1, except for Section 5.1(f), are solely for the benefit of the Agent and the other Protected Parties and no Grantor or Affiliate of any Grantor shall have any rights under any of such provisions. In performing its functions and duties under this Security Agreement and the other Loan Documents, the Collateral Agent shall act solely as an agent of the Protected Parties, and shall not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any Grantor or Affiliate of any Grantor.
     (vii) The Collateral Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.
     (b) With the delivery of this Security Agreement, the Agent shall furnish to the Collateral Agent, and from time to time thereafter may furnish to the Collateral Agent, at the Agent’s discretion, or upon the Collateral Agent’s request, a certificate (an “Agent Incumbency Certificate”) of a responsible officer of the Agent certifying as to the incumbency and specimen signatures of the officers of the Agent and the attorney-in-fact and agents of the Agent authorized to give written notices on behalf of the Agent hereunder. Until the Collateral Agent receives a subsequent Agent Incumbency Certificate, it shall be entitled to rely conclusively and shall be fully protected in such reliance on the last Agent Incumbency Certificate delivered to it hereunder.
     (c) The Agent shall notify the Collateral Agent when the Agent has actual notice that a Facility Default, Facility Event of Default, Amortization Event or a Servicer Replacement Event has occurred.
     (d) The Grantors may from time to time deliver or cause to be delivered to the Collateral Agent Related Property, Capital Stock, Leases and certain related documents (“Safe Keeping Documents”) and the Collateral Agent shall segregate and maintain continuous custody of all Safe Keeping Documents received by it in secure and fireproof facilities in accordance with its customary and industry practices for such custody. The Collateral Agent shall execute and deliver to the Agent promptly after the Collateral Agent’s receipt of each Safe Keeping Document, a receipt acknowledging possession of each such Safe Keeping Document delivered. Upon reasonable notice to the Collateral Agent, the Agent and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Safe Keeping Documents and any other

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records, paper or documents relating to any or all of the Safe Keeping Documents. The Collateral Agent will maintain insurance that provides coverage for the Safe Keeping Documents in accordance with standard practice in the industry.
     (e) The Collateral Agent may also receive from a Grantor or the Servicer on a monthly basis a contact list of the Lessees. The Collateral Agent shall maintain such list for the Agent.
     (f) The Collateral Agent agrees that unless a Facility Event of Default shall have occurred and be continuing and the Collateral Agent shall give the notice referred to in Section 4.1.5(b), such Grantor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Collateral Agent will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.
     SECTION 5.2. Actions by Collateral Agent.
     (a) Nothing contained in this Security Agreement or any other Loan Document shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers unless it is indemnified to its reasonable satisfaction. The Collateral Agent shall not be required to take any action under this Security Agreement, nor shall any other provision of this Security Agreement be deemed to impose a duty on the Collateral Agent to take any action, if the Collateral Agent shall have been advised by counsel that such action is contrary to the terms hereof or is otherwise contrary to law.
     (b) The Collateral Agent shall not have any duty or obligation to take or refrain from taking any action under, or in connection with, this Security Agreement or any other Loan Document, except as expressly provided by the terms of this Security Agreement or such other Loan Document and no implied duties or obligations shall be read into this Security Agreement or any other Loan Document against the Collateral Agent. The Collateral Agent agrees that it will, in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Section 5.5 or otherwise) promptly take such action as may be necessary to duly discharge all Liens on any of the Collateral that result from claims against it in its individual capacity not related to its activities hereunder or any other Loan Document. The Collateral Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Agent given under this Security Agreement or any other Loan Document.

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     SECTION 5.3. Replacement of Collateral Agent; Appointment of Successor.
     (a) Subject to clause (f) of this Section 5.3, the Collateral Agent may resign at any time upon ninety (90) days’ prior notice to the Agent, such resignation to be effective upon the later of the date specified in such notice or the date a successor Collateral Agent has been appointed by the Agent or by a court (as provided in clause (e) of this Section 5.3) and has accepted such appointment. The Agent may remove the Collateral Agent for cause by so notifying the Collateral Agent and may appoint a successor Collateral Agent. Without limiting the generality of the foregoing, the Agent shall have cause to remove the Collateral Agent if (a) the Collateral Agent fails to satisfy or otherwise comply with Section 5.4; (b) the Collateral Agent fails to satisfy any of its material duties hereunder, (c) the Collateral Agent is subject to an Insolvency or Liquidation Proceeding; (d) a receiver or other public officer takes charge of the Collateral Agent or its property; or (e) the Collateral Agent otherwise becomes incapable of acting as a Collateral Agent.
     (b) If the Collateral Agent resigns or is removed or if a vacancy exists in the office of the Collateral Agent for any reason (the Collateral Agent in such event being referred to herein as the retiring Collateral Agent), the Agent shall promptly appoint a successor Collateral Agent.
     (c) Any corporation into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation to which substantially all the corporate trust business of the Collateral Agent may be transferred, shall, subject to the terms of Section 5.4, be the Collateral Agent hereunder upon the prior written consent of the Agent.
     (d) A successor Collateral Agent shall deliver a written acceptance of its appointment as the Collateral Agent hereunder to the retiring Collateral Agent, the Agent and the Borrower, and the successor Collateral Agent shall have all the rights, powers and duties of the Collateral Agent under this Security Agreement and the other Loan Documents. The successor Collateral Agent shall mail a notice of its succession to the Agent. The retiring Collateral Agent shall promptly transfer all Collateral to the successor Collateral Agent, together with all of the retiring Collateral Agent’s rights under any and all of the Collateral held by it as the Collateral Agent to the successor Collateral Agent. All monies and other amounts owed to the retiring Collateral Agent shall be paid by the Borrower promptly upon demand of the retiring Collateral Agent.
     (e) If a successor Collateral Agent does not take office within forty-five (45) days after the retiring Collateral Agent resigns or is removed, the retiring Collateral Agent, the Agent or the Borrower may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.
     (f) Notwithstanding the foregoing, no resignation or removal of the Collateral Agent shall be effective unless and until a successor has been appointed.

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     SECTION 5.4. Collateral Agent Requirement; Eligibility. The Collateral Agent shall be a corporation or other institution organized and doing business under the laws of any State of the United States or the District of Columbia having a combined capital and surplus of at least $100,000,000 and shall not be a Competitor. Such institution shall be a citizen of the United States and shall be authorized under the laws of the United States or any State thereof or of the District of Columbia to exercise corporate trust powers and shall be subject to supervision or examination by federal, state or District of Columbia authorities. If such institution publishes reports of condition at least annually, pursuant to law or to the requirements of any of the aforesaid supervising or examining authorities, then, for the purposes of this Section 5.4, the combined capital and surplus of such institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
     SECTION 5.5. Indemnification. The Borrower shall indemnify each Protected Party, and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact of the foregoing (collectively the “Indemnitees”), in each case whether or not otherwise indemnified, and save, protect, defend and hold each Indemnitee harmless from any and all liability, obligation, loss, damage, cost or expense (including reasonable attorneys’ fees and disbursements; provided that the indemnification for attorneys’ fees and disbursements under this Section 5.5 incurred in any judicial or administrative proceeding where the Borrower has assumed responsibility for and control thereof in accordance with the penultimate paragraph of this Section 5.5 shall be limited to one law firm for the applicable Indemnitees, unless an Indemnitee reasonably believes that it has rights or interests different from the other Indemnitees, or such representation could create, in the reasonable opinion of the Agent, any Lender or their counsel, a conflict of interest for such law firm, in which case such Indemnitee’s separate attorneys’ fees and expenses shall be indemnified), penalties, causes of action, suits, claims (including claims based on strict liability in tort or patent infringement) or judgments of whatsoever kind and nature (“Losses”) imposed on, incurred by or asserted against such Indemnitee in any way arising out of, relating to or resulting from or based upon (i) any Loan Document or any document contemplated thereby and payments made pursuant thereto or any transaction contemplated thereby or the exercise of rights and remedies thereunder, excluding any costs and expenses related to the transfer of a Loan, (ii) any breach by any Grantor or the Servicer of any Loan Document, (iii) any Lease Document or the exercise of rights and remedies thereunder, or any breach by a Lessee thereunder, (iv) any Aircraft, any Engine, any Part or any other portion of the Collateral or any Grantor’s acquisition, purchase, sale, selection, design, financing, condition, location, storage, modification, repair, maintenance, possession, registration, delivery, nondelivery, transportation, transfer, rental, lease, use, operation, control, ownership or disposition of any Aircraft, Engine, Part or any other portion of the Collateral or any interest therein and (v) with respect to any Protected Party which is the Collateral Agent or its Affiliates, participation in the transaction contemplated hereby.
     The Borrower shall, no later than ten (10) days following demand, reimburse any Indemnitee for any sum or sums expended with respect to any of the foregoing or, upon request from any Indemnitee, shall pay such amounts directly. Without duplication of any amounts payable under this Section 5.5, any payment made to or on behalf of any Indemnitee pursuant to this Section 5.5 shall be adjusted to such amount as will, after taking into account all Taxes imposed with respect to the accrual or receipt of such payment (net of any Tax savings) (as the same may be increased pursuant to this sentence), equal the amount of the payment. To the

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extent that the Borrower in fact indemnifies any Indemnitee pursuant to the provisions of this Section 5.5 (other than in respect of Taxes), the Borrower shall be subrogated to such Indemnitee’s rights in the affected transaction and shall have a right to determine the settlement of claims therein.
     The indemnities contained in this Section 5.5 shall not be affected by and shall survive any termination of this Agreement, the Lease Assignment and each other Loan Document or the repayment of the Loans and the occurrence of the Termination Date.
     Notwithstanding any provisions of this Section 5.5 to the contrary, the Borrower shall not indemnify and hold harmless any Indemnitee under this Section 5.5 in respect of any (a) Taxes (except to the extent provided in the second paragraph of this Section 5.5), (b) Losses which would not have occurred but for the willful misconduct, bad faith or the gross negligence of such Indemnitee including without limitation the willful breach of any express obligation to the Borrower under the Loan documents; and (c) losses which result from, arise out of, or are attributable to a nonexempt prohibited transaction under ERISA or Section 4975 of the Code caused by the incorrectness of a Lender’s representation in Section 6.02 of the Warehouse Agreement or a breach of a Lender’s covenant in Section 8.03 of the Warehouse Agreement.
     If a claim of the type described above is made against an Indemnitee and such Indemnitee has notice thereof, such Indemnitee shall promptly, upon receiving such notice, give notice of such claim to the Borrower; provided that the failure to provide such notice shall not release the Borrower from any of its obligations hereunder except if and to the extent that such failure results in an increase in the Borrower’s indemnification obligations hereunder. The Borrower shall be entitled, at its sole cost and expense, acting through counsel reasonably acceptable to the relevant Indemnitee in any judicial or administrative proceeding that involves solely a claim of the type described in clause (iii) or (iv) of first paragraph of this Section 5.5 (other than with respect to Taxes), to assume responsibility for and control thereof. Notwithstanding anything in the foregoing to the contrary, the Borrower shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings: (w) while a Facility Default described in clause (ii) or (iii) of Section 9.01(h) of the Warehouse Agreement, Facility Event of Default, Amortization Event or Servicer Replacement Event shall have occurred and be continuing; (x) if such proceedings will involve any risk of criminal liability on the part of such Indemnitee or a material risk of the sale, forfeiture or loss of any part of the Collateral; (y) where the interests of the Borrower or any other ALC Party are adverse to such Indemnitee, as determined by counsel for such Indemnitee or (z) to the extent that the Indemnitee has defenses available to it which are not available to the Borrower and allowing the Borrower to assert such defenses will be prejudicial to the interests of such Indemnitee; provided that the limitation on the Borrower’s ability to control such judicial or administrative proceeding shall apply only to those aspects of such proceeding which address issues with respect to which such defenses are available.
     The relevant Indemnitee shall supply the Borrower with such information reasonably requested by the Borrower as is necessary or advisable for the Borrower to control or participate in any proceeding to the extent permitted by this Section 5.5. Such Indemnitee shall not enter into a settlement or other compromise with respect to any covered claim without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be protected with respect to such covered claim.

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     SECTION 5.6. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or as otherwise authorized, from time to time in the Collateral Agent’s discretion during the continuance of a Facility Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:
     (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
     (b) the right to make claim for, receive and collect all Cash Flow, income, revenues, issues, profits, insurance proceeds, condemnation awards and other sums and Proceeds payable or receivable under any Lease or pursuant thereto (excluding Excepted Payments), to make all waivers and agreements, to give and receive all notices and other instruments, to take all action upon the happening of a Lease Event of Default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by Applicable Law, and to do all other things which the Borrower, any Aircraft Subsidiary or any “lessor” is or may become entitled to do under any Lease;
     (c) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper constituting Collateral, in connection with clauses (a) and (b) above;
     (d) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and
     (e) to perform the affirmative obligations of such Grantor hereunder.
Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest. Upon the request of the Collateral Agent, each Grantor will provide documentation evidencing such power of attorney and such further powers of attorney on the same terms as set forth above.
     SECTION 5.7. Collateral Agent Has No Duty. The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of itself and on behalf of the Protected Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for
     (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or

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     (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.
     SECTION 5.8. Reasonable Care. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.
ARTICLE VI
THE PROTECTED PARTIES
     SECTION 6.1. Prohibition on Contesting Liens. Each Protected Party agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding) the priority, validity or enforceability of a Lien held by the Collateral Agent on behalf of the above parties in the Collateral in the priority provided for hereunder, and the priority of payments from proceeds of Collateral set forth in clauses (a) through (c) of Section 3.03 of the Warehouse Agreement.
     SECTION 6.2. Insurance. The Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the Loan Documents, to adjust settlement for any hull insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Collateral pursuant to Section 7.8(a)(ii) of the Warehouse Agreement. All proceeds of any such hull policy and any such award if in respect to the Collateral shall be deposited in the Additional Collateral Account for the benefit of the Protected Parties.
     SECTION 6.3. Preference Issues. If the Agent or Collateral Agent, in each case on behalf of the Protected Parties, or any Protected Party is required in any Insolvency or Liquidation Proceeding or otherwise with respect to any Grantor to turn over or otherwise pay to the estate of any such Person any amount as a preference (a “Recovery”), then the Termination Date shall be deemed not to have occurred, the Obligations shall be reinstated to the extent of such Recovery and the Agent and Collateral Agent, in each case on behalf of the Protected Parties, or such Protected Party shall be entitled to the payment in full of such Obligations with respect to all such recovered amounts. If this Security Agreement or any other Loan Document shall have been terminated prior to such Recovery, each such Loan Document shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
     SECTION 6.4. Reliance. The execution and delivery of the Loan Documents by the Protected Parties and all loans and other extensions of credit and all agreements made or deemed made on and after the date hereof by the Protected Parties to the Borrower shall be deemed to have been given and made in reliance upon this Security Agreement.
     SECTION 6.5. No Waiver of Lien Priorities.
     (a) To the fullest extent permitted under Applicable Law, no right of any party hereto to enforce any provision of this Security Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by

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any act or failure to act by any other party (including the Collateral Agent acting on behalf of the other Protected Parties), or by any noncompliance by any Person with the terms, provisions and covenants of this Security Agreement, any of the Loan Documents, regardless of any knowledge thereof which any party may have or be otherwise charged with;
     (b) Each Protected Party agrees, to the fullest extent permitted under Applicable Law, that no Protected Party shall have any liability to any other, and each Protected Party, to the fullest extent permitted under Applicable Law, hereby waives any claim against any Protected Party arising out of any and all actions which such Protected Parties may take or permit or omit to take with respect to: (i) the Loan Documents (ii) the collection of the Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, the Collateral, but only so long as such acts or omissions do not contravene clauses (a) through (c) of Section 3.03 of the Warehouse Agreement.
     (c) Each Protected Party agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under Applicable Law.
     SECTION 6.6. No Proceedings Against Grantors. Each Protected Party hereby agrees that it will not institute against any Grantor, or join any other Person in instituting against any Grantor, any Insolvency or Liquidation proceeding from the Closing Date until one year plus one day following the Termination Date.
     SECTION 6.7. No Proceeding Against the Conduit Lenders. Each party hereto hereby agrees that it will not institute against any Conduit Lender, or join any other Person in instituting against any Conduit Lender, an Insolvency or Liquidation Proceeding from the Closing Date until one year plus one day following the last day on which all commercial paper notes and other publicly or privately placed indebtedness for borrowed money of such Conduit Lender shall have been indefeasibly paid in full.
ARTICLE VII
REMEDIES
     SECTION 7.1. Certain Remedies. Without limiting the rights of the Agent and the Collateral Agent under Section 7.4, if any Facility Event of Default shall have occurred and be continuing and the Agent shall have declared, pursuant to Section 9.02 of the Warehouse Agreement, all of the outstanding principal amount of the Loans to be due and payable:
     (a) The Collateral Agent may exercise in respect of the Collateral or any other Collateral (as defined in the Warehouse Agreement), in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral or any other Collateral (as defined in the Warehouse Agreement)) and also may

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     (i) take possession of any Collateral or any other Collateral (as defined in the Warehouse Agreement) not already in its possession without demand and without legal process;
     (ii) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral or any other Collateral (as defined in the Warehouse Agreement) pledged by such Grantor as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;
     (iii) require any Grantor to promptly execute and deliver to the Collateral Agent such instruments of title and other documents as the Collateral Agent may deem necessary or advisable to enable the Collateral Agent, at such time or times and place or places as the Collateral Agent may specify, to obtain possession of all or any part of the Collateral or any other Collateral (as defined in the Warehouse Agreement); provided that, if any Grantor shall for any reason fail to execute and deliver such instruments and documents after the request by the Collateral Agent, the Collateral Agent may obtain a judgment conferring on the Collateral Agent the right to immediate possession and requiring such Grantor to execute and deliver such instruments and documents to the Collateral Agent; provided, further, that all expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid by the Grantors, be secured by the Lien of this Security Agreement;
     (iv) (x) as a matter of right, appoint a receiver or agent or representative (who may be the Collateral Agent or any successor or nominee thereof) for all or any part of the Collateral or any other Collateral (as defined in the Warehouse Agreement), whether such receivership or agency or representation be incidental to a proposed sale of the Collateral or any other Collateral (as defined in the Warehouse Agreement) or the taking of possession thereof, the exercise of remedies under this Security Agreement or any Lease or otherwise, and each Grantor hereby consents to the appointment of such a receiver or agent or representative and will not oppose any such appointment; and (y) any receiver or agent or representative appointed for all or any part of the Collateral or any other Collateral (as defined in the Warehouse Agreement) shall be entitled to exercise all rights of the Collateral Agent under this Security Agreement and the other Loan Documents to the extent provided in such appointment and shall be entitled to exercise all the powers and pursue all the remedies of the Collateral Agent hereunder and with respect to the Collateral or any other Collateral (as defined in the Warehouse Agreement); and
     (v) subject to the provisions of the relevant Lease, including the Lessee’s right to quiet enjoyment, enter onto the property where any Collateral or any other Collateral (as defined in the Warehouse Agreement) is located and take possession thereof without demand and without legal process.

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     (b) The Collateral Agent may
     (i) transfer all or any part of the Collateral or any other Collateral (as defined in the Warehouse Agreement) into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral or any other Collateral (as defined in the Warehouse Agreement) is subject to the Lien hereunder,
     (ii) notify the parties obligated on any of the Collateral or any other Collateral (as defined in the Warehouse Agreement) to make payment to the Collateral Agent of any amount due or to become due thereunder,
     (iii) withdraw, or cause or direct the withdrawal, of all funds with respect to each Depository Account;
     (iv) enforce collection of any of the Collateral or any other Collateral (as defined in the Warehouse Agreement) by suit or otherwise, and in a commercially reasonable manner, surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,
     (v) endorse any checks, drafts, or other writings in any Grantor’s name (except for the Parent) to allow collection of the Collateral or any other Collateral (as defined in the Warehouse Agreement),
     (vi) take control of any Proceeds of the Collateral or any other Collateral (as defined in the Warehouse Agreement), and
     (vii) execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.
     (c) Upon taking of possession pursuant hereto, the Collateral Agent may, from time to time, at the expense of the Borrower, make all such expenditures for maintenance, insurance, repairs, replacements and alterations to any of the Collateral or any other Collateral (as defined in the Warehouse Agreement), as it may deem proper and commercially reasonable. In such case, the Collateral Agent shall have the right (but not the obligation) to maintain, use, operate, store, lease, control or manage the Collateral or any other Collateral (as defined in the Warehouse Agreement) and to carry on the business and to exercise all rights and powers of each Grantor relating to the Collateral or any other Collateral (as defined in the Warehouse Agreement), as the Collateral Agent shall deem best, including the right, subject to the provisions of any relevant Lease (so long as no default or event of default has occurred and is continuing thereunder), to enter into any and all such agreements with respect to the maintenance, use, operation, storage, leasing, control, management or disposition of the Collateral or any other Collateral (as defined in the Warehouse Agreement) or any part thereof as the Collateral Agent may determine.

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     (d) The Collateral Agent shall be entitled to collect and receive directly all tolls, rents (including all amounts due under any Lease, other than Excepted Payments), revenues, issues, income, products and profits of the Collateral or any other Collateral (as defined in the Warehouse Agreement) and every part thereof, without prejudice, however, to the right of the Collateral Agent under any provision of this Security Agreement to collect and receive all cash held by, or required to be deposited with, any Grantor hereunder. Such tolls, rents (including Rent), revenues, issues, income, products and profits may be applied to pay the expenses of the use, operation, storage, leasing, control, management or disposition of any Collateral or any other Collateral (as defined in the Warehouse Agreement) or any part thereof or of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Collateral Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Collateral or any other Collateral (as defined in the Warehouse Agreement) or any part thereof (including the employment of engineers and accountants to examine, inspect and report upon the properties and books and records of each Grantor other than the Parent), and all other payments which the Collateral Agent may be required or authorized to make under any provision of this Agreement, as well as just and reasonable compensation for the services of the Collateral Agent, and of all Persons engaged and employed by the Collateral Agent or may, at the sole discretion of the Collateral Agent, be applied against any Obligation.
     (e) (i) The Collateral Agent may sell, assign, transfer and deliver the whole, or from time to time to the extent permitted by Applicable Law, any part of the Collateral or any other Collateral (as defined in the Warehouse Agreement) or any interest therein, at any private sale or public auction with or without demand, advertisement or notice (except as herein required or as may be required by Applicable Law) of the date, time and place of sale and any adjustment thereof for cash or credit or other property for immediate or future delivery and for such price or prices and on such terms as the Collateral Agent may determine, or as may be required by Applicable Law. It is agreed that ten (10) days’ notice to the applicable Grantor of the date, time and place (and terms, in the case of a private sale) of any proposed sale by the Collateral Agent of the Collateral or any other Collateral (as defined in the Warehouse Agreement) or any part thereof or interest therein is reasonable. The Collateral Agent may be a purchaser of the Collateral or any other Collateral (as defined in the Warehouse Agreement) or any part thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise. The Collateral Agent shall, upon any such purchase, acquire good title to the property so purchased, to the extent permitted by Applicable Law, free of all rights of redemption. The Collateral Agent shall not be obligated to make any sale of Collateral or any other Collateral (as defined in the Warehouse Agreement) regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (ii) Upon any sale of the Collateral or any other Collateral (as defined in the Warehouse Agreement) or any part thereof or interest therein, whether

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pursuant to foreclosure or power of sale or otherwise, the receipt of the official making the sale by judicial proceeding or of the Collateral Agent shall be sufficient discharge to the purchaser for the purchase money and neither such official nor such purchaser shall be obliged to see to the application thereof.
     (iii) Any sale of the Collateral or any other Collateral (as defined in the Warehouse Agreement) or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, shall forever be a perpetual bar against each Grantor to the extent permitted by Applicable Law. Subject to the provisions of this Security Agreement and each other Loan Document, each Grantor (to the extent that it may lawfully do so) covenants that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit of advantage of for itself any appraisement, valuation, stay or extension law or law requiring the provision of a bond in a repossession or foreclosure action wherever enacted, nor at any time hereafter in force, in order to prevent or hinder the enforcement of this Security Agreement or the execution of any power granted herein to the Collateral Agent, or the absolute sale of the Collateral or any other Collateral (as defined in the Warehouse Agreement), or any part thereof, or the possession thereof by any purchaser at any sale under this Section 7.1; and each Grantor for itself, for all who may claim under them, so far as any of them now or thereafter lawfully may, waive all right to have the Collateral or any other Collateral (as defined in the Warehouse Agreement) marshaled upon any foreclosure hereof, and agree that any court having jurisdiction to foreclose this Security Agreement or any other Loan Document may order the sale of the Collateral or any other Collateral (as defined in the Warehouse Agreement) as an entirety.
     (f) If the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement or any other Loan Document by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case each Grantor, each Lender, and the Collateral Agent shall, subject to any binding determination in such proceeding, be restored to their former positions and rights hereunder or thereunder with respect to the Collateral and any other Collateral (as defined in the Warehouse Agreement), and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceedings had been instituted.
     (g) If the Collateral Agent shall have amended any existing Lease or have entered into any new Lease with respect to an Aircraft, it shall use reasonable efforts to have the Borrower, the Servicer and the related Aircraft Subsidiary, named as an additional insured and, with respect to any such amendment or new Lease, shall provide a copy thereof to the Borrower and the Servicer.
     (h) Notwithstanding any other provision of this Agreement, all cash Proceeds received by the Collateral Agent in respect of (i) all or any part of the Collateral or any other Collateral (as defined in the Warehouse Agreement), shall be converted to cash and

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applied by the Collateral Agent against all or any part of the Obligations, as set forth in Section 3.03(a) through (c) of the Warehouse Agreement.
     SECTION 7.2. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral or any other Collateral (as defined in the Warehouse Agreement) under Section 7.1 whenever a Facility Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of Applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral or any other Collateral (as defined in the Warehouse Agreement)), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Entity or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable or accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral or any other Collateral (as defined in the Warehouse Agreement) is sold in compliance with any such limitation or restriction.
     SECTION 7.3. Protection of Collateral. The Collateral Agent may from time to time, at its option, perform any act which any Grantor fails to perform under this Agreement after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Facility Event of Default) and the Collateral Agent may from time to time take any other action which the Collateral Agent deems reasonably necessary for the maintenance, preservation or protection of any of the Collateral or any other Collateral (as defined in the Warehouse Agreement) or of its security interest therein.
     SECTION 7.4. Replacement of the Servicer. The rights of the Grantors under the Servicing Agreement have been assigned to the Collateral Agent pursuant to Section 2.1 hereof and are part of the Collateral. Such rights include, without limitation, the right to replace the Servicer under the circumstances set forth in the Servicing Agreement. Notwithstanding Section 7.1 or any other provision of this Security Agreement, the parties hereto agree that the rights of the Grantors to replace the Servicer under the Servicing Agreement may be exercised by the Agent, or by the Collateral Agent at the direction of the Agent, upon the occurrence of a Servicer Replacement Event or the resignation of the Servicer, irrespective of whether a Facility Event of Default shall have occurred or shall be continuing.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
     SECTION 8.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Warehouse Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XI thereof.

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     SECTION 8.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon each of the parties hereto and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by each party hereto and each Protected Party and their respective successors, transferees and assigns; provided that no party hereto shall (unless otherwise permitted under the terms of the Warehouse Agreement or this Security Agreement) assign any of its obligations hereunder without the prior written consent of the Agent.
     SECTION 8.3. Amendments, Etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any party from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Agent and the applicable Grantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment to (i) Section 2.1 of this Agreement, (ii) Section 7.1(h) of this Agreement, (iii) this paragraph or (iv) Section 3 of an AS Joinder and Security Agreement Supplement, in each of clauses (i) through (iv), in a manner that adversely affects a Derivatives Creditor, shall be effective without the written concurrence of such Derivatives Creditor and no addition of any new provision to this Agreement in a manner that impacts any of the sections described in clauses (i) through (iv) of this paragraph and that adversely affects a Derivatives Creditor shall be effective without the written concurrence of such Derivates Creditor.
     SECTION 8.4. Notices. All notices, offers, instructions, acceptances, approvals, waivers, requests, demands and other communications required or permitted hereunder to be given to or made upon any party hereto or under any instrument, certificate or other document delivered in connection with the transactions described herein shall be in writing (including telecopier and electronic mail transmissions), shall be addressed as provided in the Warehouse Agreement and shall be considered as properly given (a) if delivered in person, (b) if sent by overnight courier service or (c) if sent by telecopier or electronic mail but in such case such notice shall be confirmed by a copy sent by the methods described in clause (a) or (b) above. For purposes of communications to the Parent, the initial address shall be the address set forth in the Servicing Agreement. For the purposes of communications to the Collateral Agent, the initial address shall be:
Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
100 Plaza One, MSJCY03-0699
Jersey City, NJ 07311-3901
Attn: Alternative & Structured Finance Services Trust & Securities Services — Michele Hy Voon
Telephone: 201-593-8420
Facsimile: 212-553-2461
Any party shall have the right to change its address for communications to any other location by giving written notice to the other parties in the manner set forth in Section 11.04 of the Warehouse Agreement.

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     Any notice shall be deemed to have been delivered upon its actual receipt; provided that if any such notice is received upon a day which is not a Business Day at the place of delivery, such notice shall be deemed to have been received on the immediately following Business Day at the place of delivery; provided, further, that if tender of any notice is refused by the addressee thereof, such notice shall be deemed to have been delivered upon such tender.
     SECTION 8.5. Release of Liens.
     Upon the occurrence of the Termination Date or at such time from time to time as the Agent has directed the Collateral Agent in writing to take any action to release, modifiy, amend, waive, maintain or protect all or a portion of any Liens granted to the Collateral Agent on behalf of the Protected Parties on all or any portion of the Collateral in accordance with the Warehouse Agreement, including Section 11.23 thereof, the Liens granted to the Collateral Agent on behalf of the Protected Parties on the Collateral or such portion thereof shall be automatically, unconditionally and simultaneously released and the Collateral Agent agrees to execute and deliver any releases, deeds or other instruments reasonably requested by any Grantor with respect to any such release of the applicable Collateral at such Grantor’s cost and expense.
     SECTION 8.6. Additional Grantors; Additional Collateral.
     (a) Upon the execution and delivery by any Person of an AS Joinder and Security Agreement Supplement and upon such AS Joinder and Security Agreement Supplement being effective in accordance with its terms, such Person shall, inter alia, become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of any AS Joinder and Security Agreement Supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.
     (b) Upon the execution and delivery by any Person of an Additional Collateral Certificate, the aircraft and leases set forth therein shall be considered Aircraft and Leases, respectively, hereunder and under the Warehouse Agreement and all other Loan Documents, and shall be subject, in all respects, to the terms of the Warehouse Agreement and the other Loan Documents and all documents related thereto.
SECTION 8.7. No Waiver; Remedies.
     (a) No failure or delay on the part of any party hereto in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. No failure on the part of the Collateral Agent at any time to request further information or to require further action of any Grantor under Section 4.7 or otherwise, shall constitute a waiver by the Collateral Agent of any right, power, remedy or privilege of the Collateral Agent to request further information or require further action. No acceptance of partial

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payment or performance of any matured Obligation shall constitute a waiver of any inchoate default or Facility Event of Default then existing or a waiver or release by the Collateral Agent of payment or performance in full by any Grantor of such Obligation. No notice to or demand on any Person in any case shall entitle such Person to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the any party hereto to any other or further action in any circumstances without notice or demand.
     (b) Nothing contained in this Security Agreement shall be construed to limit in any way any right, power, remedy or privilege of the Collateral Agent hereunder or under any other Loan Document now or hereafter existing at law or in equity. Each and every right, power, remedy and privilege hereby given to, or retained by, the Collateral Agent in this Security Agreement shall be in addition to and not in limitation of every other right, power, remedy and privilege given under any other Loan Document or now or hereafter existing at law or in equity. Each and every right, power, remedy and privilege of the Collateral Agent may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent in its sole and absolute discretion. All such rights, powers, remedies and privileges shall be cumulative and not mutually exclusive and the exercise of one shall not be deemed a waiver of the right to exercise any other. Each Grantor hereby waives to the extent permitted by Applicable Law any right which they may have to require the Collateral Agent to choose or elect remedies.
     SECTION 8.8. Headings. Section and subsection headings in this Security Agreement are included herein for convenience of reference only and shall not constitute a part of this Security Agreement for any other purpose or be given any substantive effect.
     SECTION 8.9. Severability. In case any provision in or obligation under this Security Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     SECTION 8.10. Governing Law, Jurisdiction and Venue; Waiver of Trial by Jury; Entire Agreement. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OBLIGATION PROVIDED THEREIN MAY BE BROUGHT IN SUPREME COURT OF THE STATE OF NEW YORK (WITHOUT PREJUDICE TO THE RIGHT OF ANY PARTY TO REMOVE TO THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK) AND TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR OTHER COURT OF THE STATE OF NEW YORK SITTING

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IN THE BOROUGH OF MANHATTAN, AND BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT EACH SUCH PARTY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS SECURITY AGREEMENT, SUCH OTHER LOAN DOCUMENT OR SUCH OBLIGATION PROVIDED THEREIN (SUBJECT TO ANY RIGHT OF APPEAL TO A HIGHER COURT). Each party hereto hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided herein, in Section 11.04 of the Warehouse Agreement or in the applicable AS Joinder and Security Agreement Supplement, such service being hereby acknowledged by all parties hereto to be sufficient for personal jurisdiction in any action against all parties hereto in any such court and to be otherwise an effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any party hereto to bring proceedings against any other party hereto in the courts of any other jurisdiction.
     EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY AGREES TO WAIVE AND DOES WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL. The scope of the above waiver and agreement is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that the above waiver and agreement is a material inducement to enter into a business relationship, that each has already relied on the above waiver and agreement in entering into this Security Agreement, and that each will continue to rely on the above waiver and agreement in their related future dealings. Each party hereto further warrants and represents that it has reviewed the above waiver and agreement with its legal counsel and that it knowingly and voluntarily waives its jury trial rights as described above following consultation with legal counsel. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER SECURITY DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS. In the event of litigation, this Security Agreement may be filed as written consent to a trial by the court or by judicial reference proceeding, as applicable.
     This Security Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 8.11. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Security Agreement.

[Pledge and Security Agreement]
     SECTION 8.12. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any Insolvency or Liquidation Proceeding be filed by or against any Grantor, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
     SECTION 8.13. Certain Rights Subject to Law; Waiver. The rights, powers, remedies and privileges of the Collateral Agent under this Security Agreement or any other Loan Document or otherwise shall, in all respects, be subject to mandatory requirements of Applicable Law; provided that if and to the extent that any such right, power, remedy or privilege shall be available to the Collateral Agent, under Applicable Law, only upon the agreement of any Grantor or the waiver by such Grantor of any such right, power, remedy or privilege, such agreement or waiver shall be deemed to have been made hereby for all purposes of this Security Agreement or any other Loan Document, subject to the terms and conditions of this Security Agreement and the other Loan Document.
     SECTION 8.14. Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Relevant Law”), the Collateral Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Collateral Agent. Accordingly, each of the parties agrees to provide to the Collateral Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Collateral Agent to comply with Relevant Law.
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[Pledge and Security Agreement]
     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

AIR LEASE CORPORATION
By:	/s/ James C. Clarke
	Name:	James C. Clarke
	Title:	Senior Vice President and Chief Financial Officer

ALC WAREHOUSE BORROWER, LLC By: Air Lease Corporation Its: Manager
By:	/s/ James C. Clarke
	Name:	James C. Clarke
	Title:	Senior Vice President and Chief Financial Officer

[Pledge and Security Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:	/s/ Louis Bodi
	Name:	LOUIS BODI
	Title:	VICE PRESIDENT

By:	/s/ Mark Esposito
	Name:	MARK ESPOSITO
	Title:	ASSOCIATE

[Pledge and Security Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH, as Agent
By:	/s/ Scott Corman
	Name:	Scott Corman
	Title:	Managing Director

By:	/s/ Josh Borg
	Name:	Josh Borg
	Title:	Director